Exhibit 10.28

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.


                     COMMON STOCK PURCHASE WARRANT AGREEMENT

     This COMMON STOCK PURCHASE WARRANT AGREEMENT (the "Warrant Agreement") is entered into effective as of the 1st day of August, 2002, by and between EMERSON RADIO CORP., a Delaware corporation (the "Company"), and FURTHER LANE ASSET MANAGEMENT, L.P., a New York partnership ("Further Lane" or "Holder").

     WHEREAS, on even date herewith, the Company and Further Lane entered into that certain Consulting Agreement (the "Consulting Agreement") whereby the Company engaged Further Lane to render to the Company certain consulting services more particularly described in Section 2 thereof (the "Consulting Services"); and

     WHEREAS, in consideration for the Consulting Agreement and for the Consulting Services to be provided thereunder, the Company has agreed to issue to Further Lane, and/or employees or consultants of Further Lane designated by it upon its execution and delivery of the Consulting Agreement, Common Stock Purchase Warrants (the "Warrants") to purchase an aggregate of 200,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the requirements relating to the exercise thereof set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the parties hereto agree as follows:

     1. Grant of Warrants. For value received, the Company hereby grants Holder, subject to the terms and conditions hereinafter set forth, the right to purchase up to a maximum of 200,000 shares of the Common Stock of the Company (the "Shares"), subject to adjustment as set forth herein.

     2. Exercise of Warrants. (a) Subject to clause (b) below, the Warrants will vest and may be exercised by the Holder as to (i) 50% of the Shares covered hereby at any time after February 1, 2003, and (ii) all or any part of the Shares covered hereby at any time after August 1, 2003 , in either event until August 1, 2005, when such Warrants shall expire, at an exercise price of $2.20 per share ("Warrant Exercise Price"). The Holder shall deliver to the Company written notice of Holder's intent to exercise the Warrants at Nine Entin Road, Parsippany, New Jersey 07054-0430, or at such other address as the Company shall designate in writing to the Holder, together with this Warrant Agreement and a
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check  payable to the order of the Company for the aggregate  purchase  price of the Shares so purchased. Upon exercise of the Warrants as aforesaid, the Company shall as promptly as practicable, and in any event within 10 days thereafter, execute and deliver to the Holder a certificate or certificates in the name of the Holder for the total number of whole Shares for which the Warrants are being exercised. If the Warrants shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a similar warrant of like tenor and date covering the number of Shares in respect of which the Warrants were not exercised. The Warrants covered by this Warrant Agreement shall lapse and be null and void if not exercised by the Holder on or before 5:00 p.m., New York City time, on August 1, 2005. (b) In the event (a) the Consulting Agreement is terminated by Consultant (as defined in the Consulting Agreement) for any reason or (b) the Company terminates the Consulting Agreement as a result of Consultant's material default or breach by Consultant under the terms of the Consulting Agreement ("For Cause"), the Holder shall only be entitled to exercise this Warrant (as defined below) with respect to that number of shares of Common Stock of the Company that have vested as set forth in paragraph (a) above as of the date of such termination and (ii) in the event the Company terminates the Consulting Agreement other than For Cause, the Holder shall be entitled to exercise the Warrants for the full number of Shares set forth in paragraph (a) above in accordance with the terms of this Warrant.

     3. Covenants of the Company. The Company covenants and agrees that all the Shares which may be issued upon the exercise of the Warrants represented by this Warrant Agreement will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the Warrants represented by this Warrant Agreement may be exercised, the Company will at all times have authorized and reserved a sufficient number of Shares to provide for the exercise of the Warrants represented by this Warrant Agreement.

     4. Transactions Involving Sport Supply Group, Inc. Notwithstanding anything herein to the contrary, the Holder agrees that no adjustment shall be made to the Warrant Exercise Price or the number of Shares issuable upon the exercise of this Warrant Agreement upon issuance of Common Stock (or any other securities) of the Company in connection with a transaction concerning or involving Sport Supply Group, Inc.

     5. Notice of Certain Events. In the event of any consolidation of the Company with, or merger of the Company into, another corporation, the Company, or such successor corporation, sale of all or substantially all the assets of the Company, or in the event of any distribution of all or substantially all of its assets in dissolution or liquidation, or in the event of any other distribution or dividend (other than cash dividends), the Company shall mail notice thereof by registered mail to the Holder and shall make no distribution to the stockholders of the Company until the expiration of 10 days from the date of mailing of the aforesaid notice; provided, however, that in any such event, if the Holder shall not exercise the Warrants within 10 days from the date of mailing such notice, all rights herein granted and not so exercised within such 10 day period shall thereafter become null and void. The Company shall not, however, be prevented from consummating any such merger, consolidation, sale or distribution without awaiting the expiration of such 10 day period, it being the intent and purpose hereof to enable the Holder, upon exercise of the Warrants, to participate in the distribution of the consideration to be received by the Company upon any such merger, consolidation, or sale or in the distribution of assets upon any dissolution or liquidation or in the event of any other distribution or dividend (as provided above).

     6. No Fractional Shares. The number of Shares subject to issuance upon the complete exercise of the Warrants shall be rounded down to the nearest whole number of Shares so that no fractional Shares shall be issued upon the complete exercise of the Warrants. The Holder shall not be entitled to receive any compensation or property for such fractional Share to which it may have been entitled to in the absence of this provision.

     7. Notices. If there shall be any adjustment in accordance with this Warrant Agreement, or if securities or property other than Shares of the Company shall become purchasable in lieu of Shares upon exercise of the Warrants, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder at its address shown on the books of the Company, which notice shall be accompanied by a certificate of either independent public accountants of recognized standing or the Chairman, President, or any Vice President of the Company setting forth in reasonable detail the basis for the Holder becoming entitled to purchase such Shares and the number of Shares which may be purchased and the exercise price thereof, or the facts requiring any such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of the Warrants, as the case may be.

     8. Taxes. The issue of any stock or other certificate upon the exercise of the Warrant shall be made without charge to the Holder for any stamp, duty, excise, or similar tax (but not including the Holder's income or similar taxes) in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, as the registered holder of this Warrant Agreement, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. Non-transferability of Warrants. The Warrants shall be non-transferable without the express written consent of the Company.

     10. Warrant Holder Not Stockholder. This Warrant Agreement does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof as provided herein.

     11. Investment Representations. The Holder, by acceptance hereof, and with reference to the Warrants and the Shares issuable upon exercise of the Warrants, represents and warrants that:

          (a) The Holder is acquiring such securities for investment purposes only, for its own account, and not with a view toward resale or other distribution thereof, and has no present intention of selling or otherwise disposing of such securities.

          (b) The Holder is aware that the offer and sale of the securities have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or any state securities law, that upon exercise of the Warrants, the Shares must be held indefinitely unless they are subsequently registered or an exemption from such registration is available and that the Company is under no obligation to register the offer and sale of the Shares under the Securities Act or any applicable state securities laws, except as otherwise set forth in
Section 14 hereof.

          (c) The Holder acknowledges that the Warrants may not be made subject to a security interest, pledged, hypothecated, sold, or otherwise transferred in the absence of an effective registration statement for such Warrants under the Securities Act and such applicable state securities laws or there is an applicable exemption therefrom. The Holder further acknowledges that, unless the offer and sale of the Shares issuable upon exercise of the Warrants have been registered under the Securities Act, the Shares issued upon the exercise of the Warrants shall be restricted in the same manner and to the same extent as the Warrants and the certificates representing such Shares shall bear the following legend:

          "THE OFFER AND SALE OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED ("SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED UNTIL A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR THERE IS AN AVAILABLE EXEMPTION THEREFROM."

     In making the above representations and warranties, the Holder intends that the Company rely thereon and understands that, as the result of such reliance, such securities are not being registered under the Securities Act or any applicable state securities laws in reliance upon the applicability of certain exemptions relating to transactions not involving a public offering.

     12. Lost Warrants. In case this Warrant Agreement shall be mutilated, lost, stolen, or destroyed, the Company will issue a new Warrant Agreement of like date, tenor, denomination and terms and conditions, and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant Agreement, or in lieu of any Warrant Agreement lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant Agreement, and upon receipt of indemnity satisfactory to the Company.

     13. Applicable Law. This Warrant Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.


     IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement effective as of the day and year first above written.

                                           EMERSON RADIO CORP.

                                           By: /s/ Geoffrey P. Jurick
                                           Geoffrey P. Jurick
                                           Chairman and Chief Executive Officer



                                           FURTHER LANE ASSET MANAGEMENT LP

                                           By: /s/ James B. Windle
                                           James B. Windle
                                           Managing Director